UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 17, 2018

MONITRONICS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Texas	333-110025	74-2719343
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1990 Wittington Place
Farmers Branch, Texas 75234
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (972) 243-7443

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

Ascent Capital Group, Inc. (“Ascent”) and Monitronics International, Inc., a wholly-owned subsidiary of Ascent (the “Company”), at the request of a group of holders (the “Noteholders”) of the Company’s 9.125% Senior Notes due 2020 (the “Senior Notes”), entered into confidential discussions with the Noteholders and their legal and financial advisors regarding a potential liability management transaction involving an extension of the maturity of the Senior Notes (a “Transaction”). Ascent and the Company agreed to engage in such discussions and exchange proposals for a limited period of time. However, the parties have not reached an agreement with respect to the material terms of the proposed Transaction at this time and such discussions are no longer ongoing.

Ascent and the Company proposed a Transaction that included an exchange of Senior Notes for new senior unsecured notes of the Company, or for new senior unsecured notes with a partial cash payment, but the Noteholders were unwilling to agree to a Transaction on terms that Ascent and the Company consider feasible.

The Noteholders proposed a Transaction involving, among other things, an exchange of Senior Notes for new second lien notes of the Company. Such an exchange would require an amendment of the Company’s existing senior secured credit agreement. Ascent and the Company were unwilling to agree to a Transaction on the terms proposed by the Noteholders.

The information included in this Form 8-K under Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that Section, unless the registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 17, 2018

MONITRONICS INTERNATIONAL, INC.

By:	/s/ William E. Niles
	Name:	William E. Niles
	Title:	Executive Vice President and Secretary

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